                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)    April 30, 1999
                                                  ------------------------------


 Montgomery Ward Holding Corp.
--------------------------------------------------------------------------------
 (Exact name of registrant as specified in its charter)


 Delaware                               0-17540              36-3571585
--------------------------------------------------------------------------------
 (State or other jurisdiction           (Commission          (IRS Employer
  of incorporation)                     File Number)         Identification No.)


 Montgomery Ward Plaza                  Chicago, Illinois    60671
--------------------------------------------------------------------------------
 (Address of principal executive offices)


Registrant's telephone number, including area code    (312) 467-2000
                                                     ---------------------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On April 30, 1999, Montgomery Ward Holding Corp. (the "Company") and its wholly owned subsidiary Montgomery Ward & Co., Incorporated ("Wards") announced that it filed a plan of reorganization and disclosure statement with the United States Bankruptcy Court in Delaware which, if approved, will allow the Company to emerge from bankruptcy in August 1999. The plan of reorganization is in the furtherance of the agreement in principle announced earlier this year between the Creditors' Committee, GE Capital and Wards. GE Capital, Wards' majority shareholder and substantial creditor, is a co-proponent of the plan of reorganization along with Wards. The Bankruptcy Court has scheduled a confirmation hearing for July 15, 1999. The plan of reorganization includes the Company and all of its direct and indirect subsidiaries that were included under the jointly administered bankruptcy proceeding under the caption "In re Montgomery Ward Holding Corp., a Delaware Corporation, et. al.", Case No. 97-1409 (PJW). Certain indirect subsidiaries of the Company were not included in the bankruptcy filing.

     If the plan of reorganization as filed is confirmed, funding for the distribution to unsecured creditors will be provided through a $650 million deposit in an escrow account on April 30, 1999. When Wards emerges from bankruptcy, this money and the interest it earns will be distributed to those creditors as specified in the plan of reorganization. In the plan of reorganization, GE Capital will obtain rights to all the equity in the reorganized retailer in exchange for its claims against Wards.

     As part of the restructuring provided for in the plan of reorganization, GE Capital will acquire Signature Financial/Marketing, Inc. ("Signature"), the direct marketing arm of Wards. Signature, which was not part of Wards' Chapter 11 case, will continue to have the right to market to Wards' customers.

     On April 30, 1999, Wards issued a press release that is attached as Exhibit 1 hereto. The press release is incorporated herein by reference.

Item 7. Exhibits

1.  Press release issued by Montgomery Ward & Co., Incorporated on April 30,
1999.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MONTGOMERY WARD HOLDING CORP


May 4, 1999                       By:    /s/ Thomas J. Paup
                                         ------------------------------------
                                         Thomas J. Paup
                                         Executive Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX



EXHIBIT                                         SUBMISSION MEDIA
-------                                         ----------------

1.   Montgomery Ward & Co., Incorporated        Incorporated by
     Press release issued on                    reference to Exhibit 1
     April 30, 1999                             of the Company's Current
                                                Report on Form 8-K dated
                                                May 4, 1999